UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 27, 2008
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2008, the Compensation Committee of the Board of Directors of Christopher & Banks Corporation (the “Company”) approved stock option, performance-based restricted stock and time-based restricted stock awards to the Company’s President and Chief Executive Officer, Lorna Nagler, pursuant to the Company’s 2005 Stock Incentive Plan (the “2005 Plan”).  Due to limitations in the 2005 Plan regarding the number of stock options and shares of restricted stock that may be granted to any one participant during a calendar year, some of the equity awards approved for Ms. Nagler are conditioned upon stockholder approval of an amendment to the 2005 Plan to increase the calendar year limitations.  Information regarding the terms of the awards approved for Ms. Nagler follows.

	Non- Qualified Stock Options	Conditional Non-Qualified Stock Options	Performance- Based Restricted Stock(1)	Conditional Performance- Based Restricted Stock(1)	Conditional Time-Based Restricted Stock

Number Awarded	97,400	22,600	40,000 (Target)	700 (Target)	50,000
			9,300 (Target)	25,000 (Maximum)

Grant Date	4/14/08	4/14/08	4/14/08	Day after 2008 Annual Meeting of Stockholders	Day after 2008 Annual Meeting of Stockholders

(1) The 50,000 shares of Restricted Stock at the target level were awarded as follows:

•	40,000 shares were awarded that vest in one year subject to certain performance conditions (the “First Grant”);

•	9,300 shares were awarded that vest in accordance with the terms of the Company’s form of Restricted Stock Agreement (with Performance-Based Vesting) described below; and

•

700 shares were awarded that vest in accordance with the terms of the Company’s form of Restricted Stock Agreement (with Performance-Based Vesting) described below and which are conditioned on stockholder approval of an increase in the number of shares of restricted stock that can be awarded to a participant in a calendar year.

Such shares of Restricted Stock vest only to the extent that the Company’s actual performance reaches or exceeds threshold, and such shares are prorated between threshold and target.

The additional award of up to 25,000 shares of Restricted Stock, representing performance at the maximum level, vests in accordance with the terms of the Company’s form of Restricted Stock Agreement (with Performance-Based Vesting) described below, following the determination of whether and to what extent the Company’s actual performance reached or exceeded target, and such shares are prorated between target and maximum.

Stock Options

The stock options were awarded pursuant to the Company’s form of Non-Qualified Stock Option Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 27, 2008.  The options have an exercise price equal to the fair market value of the Company’s common stock on the grant date.  The options vest evenly over a three-year period and have a ten-year term.  The options become immediately exercisable in full upon the occurrence of a Change in Control (as defined in the 2005 Plan).  The options may not be transferred by the executive except by will or the laws of descent and distribution.  The options will terminate and may no longer be exercised if the executive’s employment is terminated for Cause (as defined in the agreement).  If the executive’s employment is terminated as a result of the executive’s permanent and total disability or death, the options may be exercised by the executive’s legal representative, heir or devisee, as appropriate, within one year from the date of disability or death.  If the executive’s employment is terminated for any reason other than Cause, permanent and total disability or death, such options may be exercised within 90 days following the date of termination.

Performance-Based Restricted Stock

The Compensation Committee awarded Ms. Nagler the number of shares of performance-based restricted stock equal to the number of restricted shares at maximum listed below (the “Restricted Stock”):

Number of Shares Subject to Award
Threshold	Target	Maximum

25,000	50,000	75,000

The Restricted Stock was awarded pursuant to the Company’s form of Restricted Stock Agreement (with Performance-Based Vesting), a copy of which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on February 27, 2008.  The Restricted Stock is subject to performance-based and time-based forfeiture restrictions as set forth in the form of Restricted Stock Agreement (with Performance-Based Vesting) or as described in footnote (1).  If the operating income target for the fiscal year 2009 is not met at least at the threshold level, as determined in accordance with the terms of the 2005 Plan, all shares of Restricted Stock awarded under the agreement will be forfeited.  If such operating income target is achieved at least at the threshold level, then the performance restrictions will lapse with respect to the number of shares of Restricted Stock as more fully described in footnote (1) and Exhibit A to the Restricted Stock Agreement (with Performance-Based vesting) (the “Issued Shares”).  On the date the number of Issued Shares is determined in accordance with Exhibit A to the Restricted Stock Agreement (with Performance-Based vesting), the time-based forfeiture restrictions will lapse with respect to one-third of the Issued Shares other than for shares issued under the First Grant which shall be fully vested.  The time-based forfeiture restrictions will lapse with respect to one-third of the remaining Issued Shares on each of the second and third anniversaries of the effective date.  Except as otherwise provided below, if the executive’s employment with the Company is terminated, shares of Restricted Stock or the Issued Shares (if previously determined) that have not vested will be forfeited and transferred back to the Company.  Notwithstanding the foregoing, the forfeiture restrictions will lapse as to all of the shares of Restricted Stock or the Issued Shares (if previously determined) on the earlier of (1) the occurrence of a Change in Control (as defined in the 2005 Plan), or (2) the date the executive’s employment with the Company is terminated by reason of death, disability or normal retirement on or after age 65.  In the event the executive’s employment is terminated for any other reason, including retirement prior to age 65 with the approval of the Company, the Compensation Committee may, in its sole discretion, approve the lapse of the time-based forfeiture restrictions as to any or all Issued Shares still subject to such restrictions, such lapse to be effective on the date of such approval or the executive’s termination date, if later.  The executive has no voting rights and is not entitled to receive dividends with respect to the shares of Restricted Stock.  The executive will have voting rights and be entitled to receive dividends with respect to the Issued Shares; provided that, the executive will forfeit such rights at such time, if at all, as the Issued Shares are forfeited pursuant to the terms of the Restricted Stock Agreement (with Performance-Based Vesting).

Time-Based Restricted Stock

The time-based restricted stock was awarded pursuant to the Company’s form of Restricted Stock Agreement (with Time-Based Vesting), a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 27, 2008.  The shares of restricted stock vest in full on April 14, 2011.  Notwithstanding the foregoing, the shares of restricted stock will vest in full upon the earlier of (1) the occurrence of a Change in Control (as defined in the 2005 Plan), or (2) the date the executive’s employment with the Company is terminated by reason of death, disability or normal retirement on or after age 65.  In the event the executive’s employment is terminated for any other reason, including retirement prior to age 65 with the approval of the Company, the Compensation Committee may, in its sole discretion, approve the vesting of any or all shares of Restricted Stock still subject to such restrictions, such vesting to be effective on the date of such approval or the executive’s termination date, if later.  The executive has voting rights and is entitled to receive dividends with respect to the shares of restricted stock unless and until the shares of restricted stock are forfeited pursuant to the terms of the Restricted Stock Agreement (with Time-Based Vesting).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Andrew K. Moller
Andrew K. Moller Executive Vice President and Chief Financial Officer

Date: April 2, 2008